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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2002



                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  0-12104                 61-1009366
     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)          Identification No.)
      incorporation)



     300 American Road, Morris Plains, New Jersey                  07950
        (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code: (973) 605-8200


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), dated November 13, 2002.

Item 9.  Regulation FD Disclosure

         On November 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, attached hereto as an exhibit are certifications of the Registrant's Chief Executive Officer and Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications are being furnished herewith solely to accompany the Form 10-Q, pursuant to 18 U.S.C. Section 1350, are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certifications, regardless of any general or specific incorporation language in any such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMUNOMEDICS, INC.




Date:  November 13, 2002                 /s/ Cynthia L. Sullivan
                                         -----------------------
                                         Cynthia L. Sullivan
                                         President and Chief Executive Officer












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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), dated November 13, 2002.













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